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                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
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Entity Number          Certificate of Limited Partnership
 3144525                    (15 Pa.C.S. ss. 8511)

Name
Richard G. Devlin, c/o Reed Smith LLP           Document will be returned to the
-------------------------------------------     name and address you enter to
Address                                         the left.
2500 One Liberty Place                          <--
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City               State          Zip Code
Philadelphia        PA             19103
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Fee: $100                    Filed in the Department of State on May 19, 2003
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                                              Pedro G. Cortes
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                                     Secretary of the Commonwealth
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         In compliance with the requirements of 15 Pa.C.S. ss. 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

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1.  The name of the limited partnership (may contain the word "Company", or
    "limited" or "limited partnership" or any abbreviation):

Commonwealth Income & Growth Fund V
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2.  The (a) address of the limited partnership's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

    (a) Number and Street            City  State       Zip          County
470 John Young Way, Ste. 300,        Exton, PA         19341         Chester
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(b) Name of Commercial Registered Office Provider                   County

c/o:
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3. The name and business address of each general partner of the partnership is:

Name                                     Address
Commonwealth Income & Growth Fund, Inc., Oakland's Corporate Center
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                                         470 John Young Way, Ste. 300
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                                         Exton, Pa 19341
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4. Check, and if appropriate complete, one of the following:

 X   The formation of the limited partnership shall be effective upon filing
---  this Certificate of Limited Partnership in the Department of State.

     The formation of the limited partnership shall be effective
---  on:_________ at _________.
         Date         Hour
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5. The specified effective date, if any is:


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month        date       year       hour, if any

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IN TESTIMONY WHEREOF, the undersigned general
partner(s) of the limited partnership has (have) executed this Certificate of Limited Partnership this


14th day of May  2003.
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       Kimberly A. Springsteen
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             Signature


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             Signature


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             Signature

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